Prospectus Supplement

December 7, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 7, 2015 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2015

Emerging Markets Fixed Income Opportunities Portfolio
(the "Portfolio")

The section of the Prospectus entitled "Shareholder Information—Pricing of Portfolio Shares" is hereby deleted and replaced with the following:

Pricing of Portfolio Shares

You may buy or sell (redeem) shares of the Portfolio at the NAV next determined for the Class after receipt of your order in good order, plus any applicable sales charge. The Fund determines the NAV per share for the Portfolio as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business (the "Pricing Time"). Shares generally will not be priced on days that the NYSE is closed, although Shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will cease granting same day credit for purchase and redemption orders received after the Portfolio's closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

The Portfolio may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Portfolio's securities trade remain open. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Portfolio does not price its shares. Therefore, to the extent, if any, that the Portfolio invests in securities primarily listed on foreign exchanges, the value of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Please retain this supplement for future reference.

  MSIFISPT-1215